UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 24, 2007
                                                          ---------------

                           FITTIPALDI LOGISTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-25753


            Nevada                                      87-0449667
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(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                      Identification No.)

           902 Clint Moore Road, Suite 204, Boca Raton, Florida 33487
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           (Address of principal executive offices, including zip code

                                 (561) 998-7557
                                 --------------
              (Registrant's telephone number, including area code)

             -----------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

         On August 24, 2007, we began mailing a letter to shareholders written by our Chief Executive Officer and an editorial about our company written by the Chief Executive Officer of www.WallStreetCorner.com. A copy of the letter and editorial are attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

         (b)      Exhibits

                  99.1 Letter from Frank P. Reilly to shareholders with attached editorial.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 30, 2007               FITTIPALDI LOGISTICS, INC.



                                     By: /s/ Frank P. Reilly
                                         -------------------
                                         Frank P. Reilly
                                         Chief Executive Officer